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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) April 9, 2001
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                        VOICESTREAM WIRELESS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   000-29667                 91-1983600
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(State or Other Jurisdiction      (Commission                (IRS Employer
     of Incorporation)           File Number)              Identification No.)



      12920 SE 38th Street, Bellevue, Washington                   98006
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      (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code (425) 378-4000
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On April 9, 2001, Omnipoint Corporation, a Delaware corporation and a subsidiary of VoiceStream Wireless Corporation, a Delaware corporation, issued a Notice of Redemption to the holders of its 7% Cumulative Convertible Preferred Stock. A copy of the Redemption Notice and a copy of the press release announcing this redemption are attached hereto as exhibits, and each is incorporated herein by reference.

Item 7.  Exhibits.

         Exhibit No.

         99.1   Notice of Redemption, dated April 9, 2001

         99.2   Press Release, dated April 9, 2001

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VOICESTREAM WIRELESS CORPORATION
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                                                       (Registrant)



Date         April 10, 2001             By /s/  Alan R. Bender
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                                                        (Signature)
                                        Alan R. Bender, Executive Vice President